SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                 Date of Report: November 14, 2002




                  ALPHA HOSPITALITY CORPORATION

        (Exact Name of Registrant as Specified in Charter)





          Delaware                   1-12522                13-3714474
 (State or other jurisdiction   (Commission File No.)    (IRS Employer
     of incorporation)                                 Identification No.)




    707 Skokie Boulevard, Suite 600, Northbrook, Illinois        60062
         (Address of Principal Executive Offices)              (Zip Code)



     Registrant's telephone number, including area code: (847) 418-3804





                  ALPHA HOSPITALITY CORPORATION

                                    INDEX



     Item 7.  Financial Statements and Exhibits . . . . . . . . .. . 3

     Item 9.  Regulation FD Disclosure. . . . . . . . . . . . . .. . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . .. . 4






ITEM 7.  EXHIBITS.

(c) Exhibits


          99.1  Section 906 Certification (November 14, 2002)


ITEM 9.  REGULATION FD DISCLOSURE

     In connection with the filing of the Company's Quarterly
Report on Form 10-QSB for the Quarterly Period ended September 30, 2002, the Company filed as correspondence the certificate attached hereto as Exhibit 99.1.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 14, 2002                 ALPHA HOSPITALITY CORPORATION
                                                 (Registrant)

                                         By: /s/ Scott A. Kaniewski
                                             Scott A. Kaniewski
                                             Chief Financial Officer



EXHIBIT 99.1

          [LETTERHEAD OF ALPHA HOSPITALITY CORPORATION]

November 14, 2002

Jonathon G. Katz
Secretary
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549-0609

Re:   Alpha  Hospitality Corporation Form 10QSB for  the  quarter ended September 30, 2002(Commission File No. 1-12522)

Ladies and Gentlemen:

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Alpha Hospitality Corporation (the "Issuer") hereby certify that the periodic report referenced above and filed by the Issuer with the Securities and Exchange Commission fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Very truly yours,

/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer


          [LETTERHEAD OF ALPHA HOSPITALITY CORPORATION]

November 14, 2002

Jonathon G. Katz
Secretary
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549-0609

Re:   Alpha  Hospitality Corporation Form 10QSB for  the  quarter ended September 30, 2002 (Commission File No. 1-12522)

Ladies and Gentlemen:

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Alpha Hospitality Corporation (the "Issuer") hereby certify that the periodic report referenced above and filed by the Issuer with the Securities and Exchange Commission fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Very truly yours,

/s/ Scott A. Kaniewski
Scott A. Kaniewski
Chief Financial Officer